Summary Prospectus February 29, 2016

BLACK OAK EMERGING TECHNOLOGY FUND
Ticker: BOGSX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.oakfunds.com/Materials/Reports.aspx.  You can also get this information at no cost by calling 1-888-462-5386, by sending an e-mail request to OakFunds1@alpsinc.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 29, 2016, are incorporated by reference to this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT GOAL
The Fund seeks long-term capital growth.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.25%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	1.25%

*	The Adviser has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions (reflecting the one-year contractual fee waiver).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$127	$396	$686	$1,510

Summary Prospectus | February 29, 2016	1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND
The Fund invests primarily in common stocks of companies that the Adviser considers to be well-positioned to become market leaders among “emerging” technology companies. Emerging technology companies are those that the Adviser believes have the potential to develop, or are expected to benefit from, new technology or significant improvements or enhancements to existing technology.  Current examples of emerging technology companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and high-speed voice, video and data transfer combinations.  The types of companies the Adviser considers to be emerging technology companies can be expected to change over time as developments in technology occur.

The Adviser’s investment process begins with a top-down analysis of economic conditions, sectors and industries that it considers to have the best potential for emerging technology to drive long-term growth. It then focuses in on the present or potential key performers in those areas based on a highly subjective analysis of individual companies’ fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally does not base stock selections on a company’s size, but rather on its assessment of a company’s fundamental prospects for growth.  Nonetheless, the Fund tends to own stocks of small- to medium- capitalization companies and may own stocks of newer, less-established companies of any size.  The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in common stocks of foreign companies and American Depositary Receipts (“ADRs”).

The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among emerging technology companies.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of emerging technology companies, as determined by the Adviser.  This policy may be changed by the Fund upon 60 days’ notice to shareholders.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk:   The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.  ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

2	1-888-462-5386 | www.oakfunds.com

Growth Investing Risk:  The Fund is subject to the risk that its growth-oriented style of investing may underperform other investment styles or the equity markets as a whole.  A principal risk of growth investing is that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Investment Focus Risk:  Because the Fund may invest a significant portion of its assets in securities issued by companies conducting business in emerging technology industries, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect those industries.  The prices of emerging technology companies may fluctuate widely due to competitive pressures, increased sensitivity  to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products.  Some of the companies involved in emerging technology industries may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Large Cap Risk:  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk:  A risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk:  Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER 28.10% 06/30/2009 WORST QUARTER (24.49)% 12/31/2008

Summary Prospectus | February 29, 2016	3

AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund’s average annual total returns for the periods ended December 31, 2015 to those of the S&P 500 Equal Weight Information Technology Index.

	1 Year	5 Years	10 Years	Since Inception*
Fund Returns Before Taxes	(4.67%)	6.51%	6.96%	(5.63%)
Fund Returns After Taxes on Distributions**	(5.35%)	6.36%	6.89%	(5.67%)
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	(2.08%)	5.10%	5.64%	(3.82%)
S&P 500 Equal Weight Information Technology Index (reflects no deduction for fees, expenses, or taxes)	3.38%	13.01%	8.48%	4.13%

*	The Fund’s inception date is 12/29/00.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, Fund Returns After Taxes on Distributions and Sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

INVESTMENT ADVISER	PORTFOLIO MANAGER
Oak Associates, ltd.	Robert D. Stimpson, CFA, CMT
Portfolio Manager of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment in the Fund is $2,000 (or $1,000 with a Systematic Investment Plan).  Each additional investment must be at least $25.  You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be redeemed directly through Oak Associates Funds or through your financial intermediary.  For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 40 of this Prospectus or call 1-888-462-5386.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.  For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 47 of this Prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	1-888-462-5386 | www.oakfunds.com